Exhibit 10.1

AMENDMENT TO INVESTMENT AGREEMENT

This Amendment to the Investment Agreements (this “Amendment”) is made as of April 12, 2017 (the “Effective Date”), by and between Opiant Pharmaceuticals, Inc. (formerly known as Lightlake Therapeutics Inc.), a Nevada corporation (“Company”) and Potomac Construction Limited (the “Investor”). Capitalized terms used but not defined herein have the meanings given to them in the Investment Agreements (as defined below).

RECITALS

WHEREAS, the parties entered into five (5) certain Investment Agreements, dated as of April 16, 2013 (and clarified in a letter agreement dated October 15, 2014) (“Agreement No.1”), dated as of May 30, 2013 (and clarified in a letter agreement dated October 15, 2014) (“Agreement No. 2”), dated as of September 9, 2014 (and clarified in a letter agreement dated October 15, 2014) (“Agreement No. 6”), dated as of October 31, 2014 (and clarified in a letter agreement dated October 31, 2014) (“Agreement No. 7”), and dated December 8, 2015 (“Agreement No. 8”) (collectively, the “Investment Agreements”), pursuant to which the Investor agreed to invest certain funds into the Company, and the Company has agreed to assign the Investor the right to receive a certain amount of the financial return produced by the Product in accordance with the terms and conditions set forth therein;

WHEREAS, the Company is currently planning on developing a specific product that is not for the treatment of a specific addiction, that the Company internally references under the name “DAVINCI” and that is undergoing a study during Q1 2017 (“DAVINCI”);

WHEREAS, the parties desire to amend the Investment Agreements to provide for the Company’s right to buyback the Interest (as defined in each respective Investment Agreement) or any portion of the Interest from the Investor;

WHEREAS, in consideration of the Company’s right to buyback the Interest or any portion of the Interest from the Investor under each respective Investment Agreement, the Company is willing to pay the Investor the DAVINCI Interest and the Payment (both terms as defined herein); and

WHEREAS, pursuant to the respective Waiver and Amendment Section of each Investment Agreement, the parties desire to amend, modify and supplement such Investment Agreement in the manner specified in this Amendment.

NOW, THEREFORE, for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1.       Agreement No. 1.

(a)       Amendment to Article 1 of Agreement No. 1. Article 1 of Agreement No. 1 is hereby amended by adding a new Section 1.2 thereto, immediately after Section 1.1, as follows:

“1.2 Notwithstanding any other provisions of this Agreement, from the Effective Date until five (5) years from the date of the Investment, the Company shall have the right to buyback the Interest or any portion of the Interest from the Investor by providing written or electronic notice to the Investor. Any such notice shall include the percentage amount of the Interest to be bought back by the Company, and such notice shall also include the dollar amount invested by the Investor that equals the percentage amount of the Interest to be bought back by the Company based on a rate of six percent (6%) per Six Hundred Thousand Dollars (US$600,000.00) of investment (the “Buyback Amount”). In the event that such notice is provided within three and one quarter (3¼) years of the date of the Investment, then the Company shall pay the Investor one point eight (1.8) times the Buyback Amount within ten (10) business days of providing such notice. In the event that such notice is provided after three and one quarter (3¼) years from the date of the Investment and no later than four and one-quarter (4¼) years from the date of the Investment, then the Company shall pay the Investor three point fifteen (3.15) times the Buyback Amount within ten (10) business days of providing such notice. Upon the Company’s paying to the Investor the Buyback Amount with respect to the Interest or any portion of the Interest, such Interest or portion of the Interest, as appropriate, shall be deemed either extinguished or transferred or sold back to the Company, at the Company’s direction, and have no further legal effect and the Investor shall have no rights with respect to such amount of Interest bought back by the Company.”

2.       Agreement No. 2.

(a)       Amendment to Article 1 of Agreement No. 2. Article 1 of Agreement No. 2 is hereby amended by adding a new Section 1.2 thereto, immediately after Section 1.1, as follows:

“1.2 Notwithstanding any other provisions of this Agreement, from the Effective Date until five (5) years from the date of the Investment, the Company shall have the right to buyback the Interest or any portion of the Interest from the Investor by providing written or electronic notice to the Investor. Any such notice shall include the percentage amount of the Interest to be bought back by the Company, and such notice shall also include the dollar amount invested by the Investor that equals the percentage amount of the Interest to be bought back by the Company based on a rate of one and one-half percent (1.5%) per One Hundred Fifty Thousand Dollars (US$150,000.00) of investment (the “Buyback Amount”). In the event that such notice is provided within three and one quarter (3¼) years of the date of the Investment, then the Company shall pay the Investor one point eight (1.8) times the Buyback Amount within ten (10) business days of providing such notice. In the event that such notice is provided after three and one quarter (3¼) years from the date of the Investment and no later than four and one-quarter (4¼) years from the date of the Investment, then the Company shall pay the Investor three point fifteen (3.15) times the Buyback Amount within ten (10) business days of providing such notice. Upon the Company’s paying to the Investor the Buyback Amount with respect to the Interest or any portion of the Interest, such Interest or portion of the Interest, as appropriate, shall be deemed either extinguished or transferred or sold back to the Company, at the Company’s direction, and have no further legal effect and the Investor shall have no rights with respect to such amount of Interest bought back by the Company.”

3.       Agreement No. 6.

(a)       Amendment to Section 1.2 of Agreement No. 6. Section 1.2 of Agreement No. 6 is hereby deleted in its entirety and replaced with the following:

“1.2 Notwithstanding any other provisions of this Agreement, from the Effective Date until five (5) years from the date of the Investment, the Company shall have the right to buyback the Interest or any portion of the Interest from the Investor by providing written or electronic notice to the Investor. Any such notice shall include the percentage amount of the Interest to be bought back by the Company, and such notice shall also include the dollar amount invested by the Investor that equals the percentage amount of the Interest to be bought back by the Company based on a rate of 98/100ths of one percent (0.98%) per Five Hundred Thousand Dollars (US$500,000.00) of investment (the “Buyback Amount”). In the event that such notice is provided within three and one quarter (3¼) years of the date of the Investment, then the Company shall pay the Investor one point eight (1.8) times the Buyback Amount within ten (10) business days of providing such notice. In the event that such notice is provided after three and one quarter (3¼) years from the date of the Investment and no later than five (5) years from the date of the Investment, then the Company shall pay the Investor three point fifteen (3.15) times the Buyback Amount within ten (10) business days of providing such notice. Upon the Company’s paying to the Investor the Buyback Amount with respect to the Interest or any portion of the Interest, such Interest or portion of the Interest, as appropriate, shall be deemed either extinguished or transferred or sold back to the Company, at the Company’s direction, and have no further legal effect and the Investor shall have no rights with respect to such amount of Interest bought back by the Company.”

4.       Agreement No. 7.

(a)       Amendment to Section 1.2 of Agreement No. 7. Section 1.2 of Agreement No. 7 is hereby deleted in its entirety and replaced with the following:

“1.2 Notwithstanding any other provisions of this Agreement, from the Effective Date until five (5) years from the date of the Investment, the Company shall have the right to buyback the Interest or any portion of the Interest from the Investor by providing written or electronic notice to the Investor. Any such notice shall include the percentage amount of the Interest to be bought back by the Company, and such notice shall also include the dollar amount invested by the Investor that equals the percentage amount of the Interest to be bought back by the Company based on a rate of 98/100ths of one percent (0.98%) per Five Hundred Thousand Dollars (US$500,000.00) of investment (the “Buyback Amount”). In the event that such notice is provided within three and one quarter (3¼) years of the date of the Investment, then the Company shall pay the Investor one point eight (1.8) times the Buyback Amount within ten (10) business days of providing such notice. In the event that such notice is provided after three and one quarter (3¼) years from the date of the Investment and no later than five (5) years from the date of the Investment, then the Company shall pay the Investor three point fifteen (3.15) times the Buyback Amount within ten (10) business days of providing such notice. Upon the Company’s paying to the Investor the Buyback Amount with respect to the Interest or any portion of the Interest, such Interest or portion of the Interest, as appropriate, shall be deemed either extinguished or transferred or sold back to the Company, at the Company’s direction, and have no further legal effect and the Investor shall have no rights with respect to such amount of Interest bought back by the Company.”

5.       Agreement No. 8.

(a)       Amendment to Section 1.3 of Agreement No. 8. Section 1.3 of Agreement No. 8 is hereby deleted in its entirety and replaced with the following:

“1.3 Notwithstanding any other provisions of this Agreement, from the Effective Date until five (5) years from the date of the Investment, the Company shall have the right to buyback the Interest or any portion of the Interest from the Investor by providing written or electronic notice to the Investor. Any such notice shall include the percentage amount of the Interest to be bought back by the Company, and such notice shall also include the dollar amount invested by the Investor that equals the percentage amount of the Interest to be bought back by the Company based on a rate of 75/100ths of one percent (0.75%) per Five Hundred Thousand Dollars (US$500,000.00) of investment (the “Buyback Amount”). In the event that such notice is provided within three and one quarter (3¼) years of the date of the Investment, then the Company shall pay the Investor one point eight (1.8) times the Buyback Amount within ten (10) business days of providing such notice. In the event that such notice is provided after three and one quarter (3¼) years from the date of the Investment and no later than five (5) years from the date of the Investment, then the Company shall pay the Investor three point fifteen (3.15) times the Buyback Amount within ten (10) business days of providing such notice. Upon the Company’s paying to the Investor the Buyback Amount with respect to the Interest or any portion of the Interest, such Interest or portion of the Interest, as appropriate, shall be deemed either extinguished or transferred or sold back to the Company, at the Company’s direction, and have no further legal effect and the Investor shall have no rights with respect to such amount of Interest bought back by the Company.”

(b)       Amendment to Section 1.4 of Agreement No. 8.  Section 1.4 of Agreement No. 8 is hereby deleted in its entirety and replaced with the following:

“1.4 Notwithstanding any other provisions of this Agreement, if the Additional Investment is made into the Company, then from the date the Additional Investment is made into the Company until five (5) years from the date the Additional Investment is made into the Company, the Company shall have the right to buyback the Additional Interest or any portion of the Additional Interest from the Investor by providing written or electronic notice to the Investor. Any such notice shall include the percentage amount of the Additional Interest to be bought back by the Company, and such notice shall also include the dollar amount invested by the Investor that equals the percentage amount of the Additional Interest to be bought back by the Company based on a rate of 75/100ths of one percent (0.75%) per Five Hundred Thousand Dollars (US$500,000.00) of investment (the “Additional Buyback Amount”). In the event that such notice is provided within three and one quarter (3¼) years of the date of the Additional Investment into the Company, then the Company shall pay the Investor one point eight (1.8) times the Additional Buyback Amount within ten (10) business days of providing such notice. In the event that such notice is provided after three and one quarter (3¼) years from the date of the Additional Investment into the Company and no later than five (5) years from the date of the Additional Investment into the Company, then the Company shall pay the Investor three point fifteen (3.15) times the Additional Buyback Amount within ten (10) business days of providing such notice. Upon the Company’s paying to the Investor the Additional Buyback Amount with respect to the Additional Interest or any portion of the Additional Interest, such Additional Interest or portion of the Additional Interest, as appropriate, shall be deemed either extinguished or transferred or sold back to the Company, at the Company’s direction, and have no further legal effect and the Investor shall have no rights with respect to such amount of Additional Interest bought back by the Company.”

6.       As consideration for the amendments made to each of the Investment Agreements as provided herein, the Company shall pay the Investor as follows:

(a)       Within fifteen (15) business days of the execution of this Amendment, the Company shall pay the Investor One Hundred and Fifty-Nine Thousand Five Hundred Dollars (US$159,500.00) (“Payment”).

(b)       The Company hereby agrees to grant the Investor the right to receive, pro rata, 2.5525% of the Net Profit generated from DAVINCI (Net Profit shall have the same meaning as in the Investment Agreements except the product for which it will be calculated is for DAVINCI) from the date of this Amendment (the “DAVINCI Interest”). In the event of a Divestiture, the Investor shall receive 2.5525% of the net proceeds of such sale, pro rata, and in the form of such net proceeds, after the deduction of DAVINCI expenses not previously deducted. In the event that the Company is sold, then the Company shall engage an independent financial or accounting firm to determine the fair value of the Company which is directly attributable to DAVINCI (“Fair Market Value”) and the Investor shall receive 2.5525% of such amount after the deduction of all expenses and costs related to such sale. Upon receipt of the payment described in this Section 6(b), the DAVINCI Interest shall be deemed either extinguished or transferred or sold back to the Company, at the Company’s direction, and have no further legal effect and the Investor shall have no rights with respect to such DAVINCI Interest. Notwithstanding any other provisions of this Agreement, from the Effective Date until four (4) years from the Effective Date the Company shall have the right to buyback the DAVINCI Interest or any portion of the DAVINCI Interest by providing written or electronic notice to the Investor. Any such notice shall include the percentage amount of the DAVINCI Interest to be bought back by the Company, and such notice shall also include the dollar amount that equals the percentage amount of the DAVINCI Interest to be bought back by the Company based on a rate of 2.5525% of DAVINCI Interest being equal to three hundred eighty two thousand eight hundred seventy five dollars ($382,875) (the “Buyback Amount”). In the event that such notice is provided within two and one half (2½) years of the Effective Date, then the Company shall pay the Investor two (2) times the Buyback Amount within ten (10) business days of providing such notice. In the event that such notice is provided after two and one half (2½) years from the Effective Date and no later than four (4) years from the Effective Date, then the Company shall pay the Investor three and one half (3½) times the Buyback Amount within ten (10) business days of providing such notice. Upon the Company’s paying to the Investor the Buyback Amount with respect to the DAVINCI Interest or any portion of the DAVINCI Interest, such DAVINCI Interest or portion of the DAVINCI Interest, as appropriate, shall be deemed either extinguished or transferred or sold back to the Company, at the Company’s direction, and have no further legal effect and the Investor shall have no rights with respect to such amount of DAVINCI Interest bought back by the Company.

7.       The Company previously entered into a Purchase and Sale Agreement (the “SWK Agreement”) with SWK Funding LLC (“SWK”) pursuant to which, inter alia the Company sold SWK a portion of the royalties the Company could have received pursuant to the License Agreement dated December 15, 2014 (the “Adapt Agreement”), by and between the Company and Adapt Pharma Operations Limited, an Irish limited company (“Adapt”). The transactions contemplated by the SWK Agreement are referred to herein collectively as the “SWK Transaction.” The Company and the Investor hereby agree that upon the Company receiving subsequent to the Effective Date at least $3 million from SWK pursuant to the SWK Transaction and/or from Adapt pursuant to the Adapt Agreement, fifty percent (50%) of all actual amounts received by the Company from SWK pursuant to the SWK Transaction shall be deemed “pre-tax revenue received by the Company that was derived from the sale of the Product” and therefore such amount shall be used in determination of the Net Profit.

8.       This Amendment and the Investment Agreements, attached as Exhibit A, constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understanding between the parties (whether written or oral) relating thereto. No modification shall be effective unless made in writing and signed by a duly authorized representative of each party.

9.       All other terms and conditions of the Investment Agreement shall remain in full force and effect.

10.       This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be executed by facsimile or electronically transmitted signatures and such signatures shall be deemed to bind each party hereto as if they were original signatures.

11.       This Amendment, and any interpretation, dispute or controversy arising out of this Amendment, shall be governed by and construed in accordance with the laws of the State of Nevada without regard to the conflicts of laws principles thereof.

(Signature page follows)

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the day and year first above written.

OPIANT PHARMACEUTICALS, INC.		POTOMAC CONSTRUCTION LIMITED

By:	/s/ Dr. Roger Crystal	By:	/s/ James Krueger

Name:	Dr. Roger Crystal	Name:	James Krueger

Title:	Chief Executive Officer	Title:	President

EXHIBIT A

Investment Agreement, dated April 16, 2013, and letter agreement clarifying the Investment Agreement, dated October 15, 2014.

Investment Agreement, dated May 30, 2013, and letter agreement clarifying the Investment Agreement, dated October 15, 2014.

Investment Agreement, dated September 9, 2014, and letter agreement clarifying the Investment Agreement, dated October 15, 2014.

Investment Agreement, dated October 31, 2014, and letter agreement clarifying the Investment Agreement, dated October 31, 2014.

Investment Agreement, dated December 8, 2015.